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                                                                    Exhibit 10.5

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered
                                                      ---------
into as of November 12, 1999 among PACKAGING DYNAMICS, L.L.C., a Delaware limited liability company ("Packaging"), INTERNATIONAL CONVERTER, INC., a
                            ---------
Delaware corporation ("ICI"; together with Packaging, the "Borrower"), the
                       ---                                 --------
Persons identified as "Guarantors" on the signature pages hereto (the "Guarantors"), the Persons identified as "Lenders" on the signature pages hereto
 ----------
(the "Lenders") and BANK OF AMERICA, N.A., a national banking association,
      -------
formerly known as NationsBank, N.A., as Agent (the "Agent") for the Lenders.
                                                    -----
Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement hereinafter defined or in this Amendment.

                                    RECITALS
                                    --------

     WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Credit Agreement dated as of November 20, 1998 (as amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");
 ----------------

     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

     WHEREAS, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1

                         AMENDMENTS TO CREDIT AGREEMENT

     SUBPART 1.1   Amendments to Section 1.1. Section 1.1 of the Credit
                   ---------------------------
Agreement is hereby amended in the following respects:

          (a) The definition of "EBITDA" is hereby amended in its entirety to read as follows:

                "EBITDA" means, for any period, with respect to the Borrower and
                 ------
          its Subsidiaries on a consolidated basis, the sum of (a) Net Income for such period (excluding the effect of any extraordinary or other non-recurring gains or losses (including any gain or loss from the sale of Property) or non-cash losses (including any non-cash charges resulting from the Stock Option Plan)) plus (b)

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          an amount which, in the determination of Net Income for such period, has been deducted for (i) Interest Expense for such period, (ii) total Federal, state, foreign or other income or franchise taxes and Restricted Payments for Taxes for such period and (iii) all depreciation and amortization for such period, all as determined in accordance with GAAP; provided, however, that (1) EBITDA for each of
                                --------  -------
          the fiscal quarters of the Borrower ended December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998 shall be equal to the sum (where applicable) of (A) EBITDA for each such period as set forth on
          Schedule 1.1(d) plus (B) ICI EBITDA for each such period as set forth
          --------------- ----
          on Schedule 1.1(d) plus (C) ICI EBITDA Synergies for each such period
             --------------- ----
          as set forth on Schedule 1.1(d), (2) EBITDA for each of the fiscal
                          ---------------
          quarters of the Borrower ending December 31, 1998 and March 31, 1999
          (A) shall be determined without giving effect to non-cash purchase price accounting adjustments of up to $2.5 million relating to the Transactions and (B) shall be equal to the sum of (w) the amount determined pursuant to the provisions of this definition prior to the proviso with respect to the Borrower and its Subsidiaries other than ICI plus (x) ICI EBITDA for each such period as set forth on Schedule
              ----                                                     --------
          1.1(d) plus (y) ICI EBITDA Synergies for each such period as set forth
          ------ ----
          on Schedule 1.1(d) plus (z) only with respect to the fiscal quarter of
             --------------- ----
          the Borrower ending December 31, 1998, $900,000, (3) EBITDA for the fiscal quarter of the Borrower ending June 30, 1999 (A) shall be determined without giving effect to non-cash purchase price accounting adjustments relating to the Alupac Acquisition and (B) shall be equal to the sum of (x) the amount determined pursuant to the provisions of this definition prior to the proviso with respect to the Borrower and its Subsidiaries (including ICI) plus (y) ICI EBITDA Synergies for
                                           ----
          such period as set forth on Schedule 1.1(d) and (4) EBITDA for the
                                      ---------------
          fiscal quarter of the Borrower ending September 30, 1999 shall be determined without giving effect to non-cash purchase price accounting adjustments relating to the Alupac Acquisition.

          (b) The definition of "Interest Expense" is hereby amended in its entirety to read as follows:

                "Interest Expense" means, for any period, with respect to the
                 ----------------
          Borrower and its Subsidiaries on a consolidated basis, all cash interest expense (paid or accrued to be paid), including the interest component under Capital Leases, as determined in accordance with GAAP; provided, however, that (a) Interest Expense for each of the fiscal
          --------  -------
          quarters of the Borrower ended December 31, 1997, March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 shall be equal to the sum (where applicable) of the amount of Interest Expense and ICI Interest Expense for each such period as set forth on Schedule 1.1(d)
                                                                ---------------
          and (b) Interest Expense for each of the fiscal quarters of the Borrower ended March 31, 1999 and June 30, 1999 shall be equal to the sum of (i) with respect to the Borrower and its Subsidiaries (other than ICI), the amount determined for each such period pursuant to the foregoing terms of this definition plus (ii) with respect
                                             ----

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          to ICI, the amount of ICI Interest Expense for each such period as set forth on Schedule 1.1(d).
                   ---------------

          (c) The definition of "Scheduled Funded Debt Payments" is hereby amended in its entirety to read as follows:

                "Scheduled Funded Debt Payments" means, as of the end of each
                 ------------------------------
          fiscal quarter of the Borrower, for the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that (a) Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3, (b) Scheduled Funded Debt Payments for each of the fiscal quarters of the Borrower ended December 31, 1997, March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998 shall be equal to the sum (where applicable) of the amount of Scheduled Funded Debt Payments and ICI Scheduled Funded Debt Payments for each such period as set forth on Schedule 1.1(d) and (c) Scheduled Funded Debt Payments
                          ---------------
          for each of the fiscal quarters of the Borrower ended March 31, 1999 and June 30, 1999 shall be equal to the sum of (i) with respect to the Borrower and its Subsidiaries (other than ICI), the amount determined for each such period pursuant to the foregoing terms of this definition plus (ii) with respect to ICI, the amount of ICI Scheduled
                     ----
          Funded Debt Payments for each such period as set forth on Schedule
                                                                    --------
          1.1(d).
          ------

     SUBPART 1.2   Amendment to Schedule 1.1(d). Schedule 1.1(d) to the Credit
                   ----------------------------
Agreement is hereby amended and replaced in its entirety by the corresponding schedule attached hereto.

                                     PART 2

                           CONDITIONS TO EFFECTIVENESS

     This Amendment shall be and become effective, and shall be deemed effective as of the date of this Amendment, upon receipt by the Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of
(i) the Credit Parties and (ii) the Required Lenders.

                                     PART 3

                                  MISCELLANEOUS

     SUBPART 3.1   Representations and Warranties. Each of the Credit Parties
                   ------------------------------
hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 3.2   Reaffirmation of Credit Party Obligations. Each Credit Party
                   -----------------------------------------
hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 3.4   Cross-References. References in this Amendment to any Part or
                   ----------------
Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 3.5   Instrument Pursuant to Credit Agreement. This Amendment is a
                   ---------------------------------------
Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SUBPART 3.6   References in Other Credit Documents. At such time as this
                   ------------------------------------
Amendment shall become effective pursuant to the terms of Part 2, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment.

     SUBPART 3.7   Counterparts/Telecopy. This Amendment may be executed by the
                   ---------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 3.8   Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A
                   -------------
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 3.9   Successors and Assigns. This Amendment shall be binding upon
                   ----------------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 3.10  General. Except as amended hereby, the Credit Agreement and
                   -------
all other Credit Documents shall continue in full force and effect.

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                  PACKAGING DYNAMICS, L.L.C.
---------
                                            By:      /s/ R.R. Cote
                                               ---------------------------------
                                            Name:    R.R. Cote
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------


                                            INTERNATIONAL CONVERTER, INC.,
                                            as a Borrower and a Guarantor

                                            By:      /s/ R.R. Cote
                                               ---------------------------------
                                            Name:    R.R. Cote
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------


GUARANTORS:                                 PACKAGING HOLDINGS, L.L.C.
----------

                                            By:      /s/ R.R. Cote
                                               ---------------------------------
                                            Name:    R.R. Cote
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------


                                            BAGCRAFT PACKAGING, L.L.C.
                                            (f/k/a Bagcraft Acquisition, L.L.C.)

                                            By:      /s/ R.R. Cote
                                               ---------------------------------
                                            Name:    R.R. Cote
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------





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                                            IPMC ACQUISITION, L.L.C.

                                            By:      /s/ R.R. Cote
                                               ---------------------------------
                                            Name:    R.R. Cote
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------






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LENDERS:                            BANK OF AMERICA, N.A., a national banking
------- association, formerly known as NationsBank, N.A., in its individual capacity and as Agent

                                    By:      /s/ Lisa S. Donoghue
                                       -----------------------------------------
                                    Name:    Lisa S. Donoghue
                                         ---------------------------------------
                                    Title:   Managing Director
                                          --------------------------------------






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                                            ABN AMRO BANK N.V.

                                            By:      /s/ Laurie C. Tuzo
                                               ---------------------------------
                                            Name:    Laurie C. Tuzo
                                                 -------------------------------
                                            Title:   Senior Vice President
                                                  ------------------------------


                                            By:      /s/ Eric R. Hollingsworth
                                               ---------------------------------
                                            Name:    Eric R. Hollingsworth
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------






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                                            FIRST UNION NATIONAL BANK

                                            By:      /s/ Scott Santa Cruz
                                               ---------------------------------
                                            Name:    Scott Santa Cruz
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------






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                                            FLOATING RATE PORTFOLIO

                                            By: INVESCO Senior Secured
                                                Management, Inc., as attorney in
                                                fact

                                            By:      /s/ Joseph Rotondo
                                               ---------------------------------
                                            Name:    Joseph Rotondo
                                                 -------------------------------
                                            Title:   Authorized Signatory
                                                  ------------------------------






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                                            VAN KAMPEN SENIOR INCOME TRUST

                                            By: Van Kampen Investment Advisory
                                                Corp.

                                            By:      /s/ Darvin D. Pierce
                                               ---------------------------------
                                            Name:    Darvin D. Pierce
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------






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                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                            By: Van Kampen Investment Advisory
                                                Corp.

                                            By:      /s/ Darvin D. Pierce
                                               ---------------------------------
                                            Name:    Darvin D. Pierce
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------







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                                            COMERICA BANK

                                            By:      /s/ Harve C. Light
                                               ---------------------------------
                                            Name:    Harve C. Light
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------